Inventory	12 Months Ended
Dec. 31, 2024
Inventory [Abstract]
INVENTORY

NOTE 5 - INVENTORY:

Comprised as follows (U.S. dollars in thousands):

	December 31
	2024	2023
Work in progress	$1,509	$546
Raw materials	59	61
	$1,568	$607

As of December 31, 2024, the Company has acquired inventories in the amount of $912 thousand (included in raw materials and work in progress above), in respect of its agreement to supply a TES facility to Tempo (see Note 12C), and thus completed its first mile-stone under the agreement. Upon commissioning to Tempo, the system is expected to be classified as a sale type lease, due to the longevity of its use (15 years) and its purchase option after the third year from commissioning.